Exhibit 10.28

Maximum Debt Guarantee Contract

(English Summary)

Date of Signing	Dec 30, 2009

Contract No	33905200900065944

Parties to Contract	SD Group as Guarantor and Xiaoshan Agricultural Bank of China as Lender

Guarantee	Hangzhou Shengming

Guaranteed Maximum	RMB 30,000,000 million
Amount

Guaranteed loan	any indebtedness incurred by Hangzhou Shengming to Lender during the term of Dec 30, 2009 and Dec 22, 2010

Guaranteed Scope	The principal, interests, penalty interests, compound interest; liquidated damage, damage, litigation cost and attorney fee rising from any the realization of the debt of the relevant indebtedness.

Term	Two years after the expiration of the term of the relevant indebtedness

Undertakings	We list below some material undertakings:
Guarantor must give 15 day prior written notice to Lender and obtain Lender’s prior written consent when:
- Guarantor alters its capital structure or business mode, or
- Guarantor provides guarantee to any third party or create encumbrance over its assets or equity for itself or any third party in a manner that may affect its performance under this contract.

Dispute Resolution	PRC court where Lender locates